UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 30, 2009

CELLDEX THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-15006	13-3191702
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

119 Fourth Avenue
Needham, Massachusetts		02494-2725
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 433-0771

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

May 30, 2009 Joint Press Release

On May 30, 2009, Pfizer, Inc. and the Registrant issued a press release concerning certain data with respect to Phase 2 ACTIVATE and ACT II studies with respect to its CDX-110 product, a copy of which is attached hereto as Exhibit 99.1.

June 1, 2009 Press Release and Related Slides

On June 1, 2009, the Registrant issued a press release concerning certain data with respect to two Phase 1 studies with respect to its CDX-1307 product, a copy of which is attached hereto as Exhibit 99.2.  In connection with this press release, on June 1, 2009, the Registrant conducted an oral presentation, including presentation slides, at the 45th Annual Meeting of the American Society of Clinical Oncology in Orlando, Florida, concerning certain data regarding the two Phase I studies with respect to its CDX-1307 product.  A copy of the presentation is attached hereto as Exhibit 99.3.

The press releases and the slides referred to above contain forward-looking information about product candidates, CDX-110 and/or CDX-1307, including their potential benefits, that involves substantial risks and uncertainties.  Such risks and uncertainties include, among other things, the uncertainties inherent in research and development; decisions by regulatory authorities regarding whether and when to approve any drug applications that may be filed for such product candidate as well as their decisions regarding labeling and other matters that could affect its availability or commercial potential; and competitive developments.  Other factors that might cause actual results to differ materially from those in the forward-looking statements including those set forth under the headings “Business,” “Risk Factors” and Management’s Discussion and Analysis of Financial Condition and Results of Operations” in each of the Registrant’s Annual Report on Form 10-K, its current Reports on Form 8-K, as well as those described in its other press releases and filings with the Securities and Exchange Commission, from time to time.  You should carefully review all of these factors, and you should be aware that there may be other factors that could cause these differences.  The forward-looking statements were based on information, plans and estimates at the date of the press release, and the Registrant does not promise to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

Exhibit 99.1	Joint Press release issued by Celldex Therapeutics, Inc. and Pfizer, Inc., dated May 30, 2009.
Exhibit 99.2	Press release issued by Celldex Therapeutics, Inc., dated June 1, 2009.
Exhibit 99.3	Celldex Therapeutics, Inc. Slide Presentation, June 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLDEX THERAPEUTICS, INC.

By:	/s/ Avery W. Catlin
Name: Avery W. Catlin
Title: Senior Vice President / Chief Financial Officer

Dated: June 1, 2009

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Joint Press release issued by Celldex Therapeutics, Inc. and Pfizer, Inc., dated May 30, 2009.
Exhibit 99.2	Press release issued by Celldex Therapeutics, Inc., dated June 1, 2009.
Exhibit 99.3	Celldex Therapeutics, Inc. Slide Presentation, June 1, 2009.